Confidential Execution 1 CORC TRANSFER AGREEMENT This CORC Transfer Agreement (“Agreement”), dated May 27, 2025, is by and between Gevo, Inc. (“Gevo”) and South 8 Energy LLC (“RTE” or “Seller”). Each of Gevo and RTE are a “Party” and collectively, the “Parties”. RECITALS WHEREAS, the Parties desire to enter into a series of transactions for the sale, purchase, and transfers of CORCs (as defined below). NOW, THEREFORE, for good and valuable consideration, the Parties agree as follows: Article I. Definitions; Interpretation. Section 1.01 Definitions. Capitalized terms used in this Agreement shall have the meaning given to them below except as otherwise defined in this Agreement. “Business Day” means any day, except a Saturday, Sunday or a day that banks in the State of North Dakota or the State of New York are not generally authorized or required by applicable law to be closed. “Closing Date” means May 30, 2025. “CORC” means a carbon dioxide removal certificate generated in accordance with the applicable rules and standards of the Registry. “Encumbrance” means any mortgage; claim; pledge; security interest; charge; lien; restriction; option, right of first refusal or other right to purchase; title defect or similar effect on title; reservation; equity, ownership, participation or governance right; or other similar encumbrance. “Gevo CORCS” means CORCs generated by Net-Zero Richardton, LLC on or after January 31, 2025 with a “Year 2025 vintage”. “Registry” means the Puro Registry managed by Puro.Earth Oy. “Resale Date” means the date on which Gevo sells, transfers and assigns the RTE CORCs to [_________________________________________________________________________], and such RTE CORCs are retired in accordance with, and subject to the rules and regulations of the Registry. Certain identified information has been excluded from this Exhibit 99.1 because it is not material and is of the type that the Registrant (South 8 Energy, LLC) treats as private and confidential. EXHIBIT 99.1

Confidential Execution 2 “RTE CORCs” means CORCs in Seller’s Puro.Earth or GPT Secure, LLC Registry account or related sub-account on or before 11:59 pm on January 31, 2025. “Transfer Date” means the first Business Day after the date on which Gevo acquires the right, title, and interest in, and to [_________________________] Gevo CORCs registered on the Registry. Section 1.02 Interpretation. (a) Headings are for convenience of reference only and will not affect the meaning or interpretation of this Agreement; (b) the words “herein,” “hereunder,” “hereby” and similar words refer to this Agreement as a whole (and not to the particular sentence, paragraph or Section where they appear); (c) terms used in the plural include the singular, and vice versa, unless the context clearly requires otherwise; (d) unless expressly stated herein to the contrary, reference to any document means such document as amended or modified and as in effect from time to time in accordance with the terms thereof; (e) unless expressly stated herein to the contrary, reference to a document, including this Agreement, will be deemed to also refer to each annex, addendum, exhibit, schedule or other attachment thereto; (f) the words “including,” “include” and variations thereof are deemed to be followed by the words “without limitation”; (g) “or” is used in the sense of “and/or”; “any” is used in the sense of “any and/or all”; “ (h) with respect to” any item includes the concept “of,” “under” or “regarding” such item or any similar relationship regarding such item; and “to the extent” means “to the extent (but only to the extent)”; (i) unless expressly stated herein to the contrary, reference to an Article, Section, Schedule or Exhibit is to an article, section, schedule or exhibit, respectively, of this Agreement; and (j) all dollar amounts are expressed in and will be paid in United States dollars. Article II. CORC Transfers. Section 2.01 Purchase, Sale and Transfer.

Confidential Execution 3 (a) On the Closing Date, Seller shall sell, transfer, and assign to Gevo, free and clear of any and all Encumbrances, the right, title, and interest in, and to [____________] RTE CORCs (the “Transferred CORCs”). (b) On the Closing Date, Gevo shall purchase and acquire the Transferred CORCs from Seller and compensate Seller as follows: (i) on the Resale Date, in immediately available funds, pay to Seller, the amount of six hundred and thirty-seven thousand, five hundred dollars ($637,500), and (ii) on the Transfer Date, transfer and assign to Seller, free and clear of any and all Encumbrances, the right, title, and interest in, and to [_____________] Gevo CORCs. Section 2.02 Conditions Precedent. If the Resale Date does not occur on or before June 6, 2025, despite Gevo’s commercially reasonable efforts, Gevo shall notify Seller and the Parties shall negotiate in a good faith a revised payment structure or the return of the RTE CORCs to RTE. Section 2.03 Transfer Date. Gevo shall use commercially reasonable efforts to cause the Transfer Date to occur on or before December 31, 2025. If the Transfer Date does not occur by December 31, 2025, Gevo shall, on December 31, 2025, in satisfaction of its obligations in Section 2.01(b)(ii), pay RTE, in immediately available funds, the amount of six hundred and thirty-seven thousand, five hundred dollars ($637,500). Article III. Representations and Warranties. Section 3.01 Each Party represents to the other Party, in respect of itself, on each of the Closing Date, the Resale Date and the Transfer Date that: (a) It is a duly organized and validly existing legal entity in good standing under the laws of its state of incorporation or formation, and it has full limited power and authority to own and lease its properties and other assets and conduct its business as now conducted. (b) The execution, delivery and performance of this Agreement and each document to be executed or delivered hereunder has been duly authorized and approved by all necessary action, and each such authorization and approval remains in full force and effect. This Agreement and each document to be executed or delivered hereunder is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy. (c) It has all requisite power, capacity and authority to execute, deliver and perform this Agreement and each document to be executed or delivered by it hereunder and to consummate the transactions contemplated herein and therein.

Confidential Execution 4 Section 3.02 CORC Representations. RTE in respect of the RTE CORCs and Gevo in respect of the Gevo CORCs, represents and warrants that the CORCs it transfers under this Agreement: (a) were generated in accordance with the applicable rules and standards of the Registry; (b) are in good standing and transferable; and (c) have not been previously retired or claimed under any other agreement. Article IV. Force Majeure. Section 4.01 Force Majeure Event. Neither Party shall be liable for any failure or delay in the performance of its obligations under this Agreement (excluding any payment obligations) to the extent such failure or delay is caused by or results from events beyond the reasonable control of such Party, including but not limited to: acts of God; natural disasters; pandemic, epidemic, or public health emergency; war; terrorism; civil unrest; embargo; fire; flood; labor strike or lockout; governmental or regulatory action, delay or restriction (including delays in issuance of permits or approvals); supply chain disruptions; failure or delay of internet service, cloud service providers, or telecommunications systems; or technical failure, downtime, or service suspension of the Registry (each, a “Force Majeure Event”). Section 4.02 Notice. The Party affected by a Force Majeure Event shall promptly notify the other Party in writing, stating the nature of the event, its anticipated duration, and the steps being taken to mitigate its impact. The affected Party shall use commercially reasonable efforts to resume performance as soon as practicable. Section 4.03 Termination for Extended Force Majeure. If a Force Majeure Event continues for thirty (30) consecutive days or more, either Party may terminate this Agreement upon written notice to the other Party, without liability except for obligations accrued prior to such termination. Article V. Indemnity; Limitation on Liability. Section 5.01 Indemnity. Each Party shall indemnify and hold harmless the other Party from and against any and all claims, liabilities, losses, and expenses (including reasonable attorneys’ fees) arising from any breach of its representations, warranties, or obligations under this Agreement. Section 5.02 Limitation on Liability. Notwithstanding anything to the contrary contained herein, in no event shall either Party be liable to the other Party for any indirect, incidental, special, exemplary, punitive or consequential damages, including loss of revenue, loss of profit, loss of business opportunity, or loss of goodwill, whether arising in contract, tort (including negligence), strict liability or otherwise, even if such Party has been advised of the possibility of such damages. Further, RTE shall in no event be liable for any reason under this Agreement for an amount in excess of any cash actually received due to this Agreement. This limitation shall

Confidential Execution 5 not apply to damages arising from (a) a Party’s willful misconduct or gross negligence, or (b) any breach of the confidentiality obligations set forth herein. Article VI. Fees, Costs and Expenses. Each Party shall be responsible for its own fees, costs, and expenses incurred in connection with any of the transactions contemplated by this Agreement, including such fees, costs, and expenses incurred in connection at the Registry and any taxes on the transactions contemplated herein. Article VII. Confidentiality. Section 7.01 Confidentiality. Each Party (the “Receiving Party”) agrees to keep confidential and not disclose to any third party, without the prior written consent of the other Party (the “Disclosing Party”), any non-public, confidential, or proprietary information disclosed by the Disclosing Party to the Receiving Party in connection with this Agreement, whether disclosed orally, in writing, electronically, or otherwise, and whether or not marked as confidential (“Confidential Information”). The Receiving Party shall use the Confidential Information solely for the purpose of performing its obligations under this Agreement and shall protect such information with the same degree of care as it uses to protect its own confidential information, but in no event less than reasonable care. Section 7.02 Exceptions. The obligations of confidentiality shall not apply to information that: (a) was already known to the Receiving Party at the time of disclosure without restriction on use or disclosure; (b) becomes publicly available through no fault of the Receiving Party; (c) is lawfully obtained from a third party without breach of any obligation of confidentiality; or (d) is independently developed by the Receiving Party without use of or reference to the Confidential Information. If the Receiving Party is required by law, regulation, or legal process to disclose any Confidential Information, including being required to file this agreement with the United States Securities and Exchange Commission (the “SEC”) with a Current Report on Form 8-K, it shall provide the Disclosing Party with prompt written notice (to the extent legally permitted) so that the Disclosing Party may seek an appropriate protective order or waive compliance with this Section. Section 7.03 Gevo Disclosure. Notwithstanding Section 7.01, Gevo may disclose Confidential Information to Net-Zero Richardton, LLC and OIC Investment Agent, LLC, as the administrative agent and the collateral agent to that Credit Agreement, among others, Net-Zero Richardton, LLC. Gevo represents and warrants that OIC Investment Agent, LLC is subject to terms of confidentiality at least as restrictive as the terms of this Section. Section 7.04 Survival. The obligations under this Section shall survive the termination or expiration of this Agreement for a period of two (2) years. Article VIII. Governing Law.

Confidential Execution 6 This Agreement will be construed and enforced in accordance with the substantive laws of the State of Delaware without reference to principles of conflicts of law. Article IX. Jurisdiction; Waiver; Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN THE STATE OF DELAWARE, OR ANY FEDERAL COURT WHOSE JURISDICTION INCLUDES DELAWARE, IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY ANCILLARY DOCUMENT AND TO THE RESPECTIVE COURT TO WHICH AN APPEAL OF THE DECISIONS OF ANY SUCH COURT MAY BE TAKEN, AND EACH PARTY AGREES NOT TO COMMENCE, OR COOPERATE IN OR ENCOURAGE THE COMMENCEMENT OF, ANY SUCH PROCEEDING, EXCEPT IN SUCH A COURT. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE THEREIN OF SUCH A PROCEEDING. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT, AND ANY OTHER PROCESS WITH RESPECT TO ANY SUCH PROCEEDING THAT MAY BE SERVED IN ANY SUCH PROCEEDING, BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, BY DELIVERING A COPY THEREOF TO SUCH PARTY AT ITS RESPECTIVE ADDRESS OR BY ANY OTHER METHOD PROVIDED BY APPLICABLE LAW. EACH PARTY HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH PROCEEDING WILL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY JURISDICTION BY SUIT ON THE JUDGMENT OR BY ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN ANY SUCH PROCEEDING. Article X. Miscellaneous. Section 10.01 Notice. All notices or other communications required or permitted to be given hereunder will be in writing and will be (a) delivered by hand, (b) sent by United States registered or certified mail, (c) sent by nationally recognized overnight delivery service for next Business Day delivery or (d) sent by email, in each case as follows (using each applicable address or email address): If to RTE: South 8 Energy, LLC c/o BrownWinick 666 Grand Avenue, Suite 2000 Des Moines, Iowa 50309 Attn: Joe Leo Email: joe.leo@brownwinick.com If to Gevo:

Confidential Execution 7 Gevo, Inc. 345 Inverness Dr. S Building C, Suite 310 Englewood, CO 80112 Attention: Chris Ryan, President and Chief Operating Officer Email: [_____________] Copy: [____________] Such notices or communications will be deemed given (A) if so delivered by hand, when delivered, (B) if so sent by mail, three Business Days after mailing, (C) if so sent by overnight delivery service, one Business Day after delivery to such service, or (D) if so sent by email, the day sent. A Party may change the respective addresses or email addresses to which such notices and other communications are to be given to it by giving the other Party notice in the foregoing manner. Section 10.02 Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire Agreement between the Parties pertaining to the subject matter herein and supersedes any prior representations, warranties, covenants, agreements and understandings of any of the Parties regarding such subject matter. No supplement, modification or amendment hereof will be binding unless expressed as such and executed in writing by each Party. Except to the extent as may otherwise be stated herein, no waiver of any term hereof will be binding unless expressed as such in a document executed by the Party making such waiver. No waiver of any term hereof will be a waiver of any other term hereof, whether or not similar, nor will any such waiver be a continuing waiver beyond its stated terms. Except to the extent as may otherwise be stated herein, failure to enforce strict compliance with any term hereof will not be a waiver of, or estoppel with respect to, any existing or subsequent failure to comply. Section 10.03 Assignment. Neither this Agreement nor any right or obligation hereunder will be assigned, delegated or otherwise transferred (by operation of law or otherwise) by any Party without the prior written consent of the other Party (which consent will not be unreasonably withheld, conditioned or delayed). Section 10.04 Binding Effect. This Agreement will be binding on and inure to the benefit of the respective permitted successors and assigns of the Parties. Any purported assignment, delegation or other transfer not permitted by this Section is void. Section 10.05 Counterparts. The Parties agree that facsimile, .pdf or other electronic copies of signatures to this Agreement will be binding and enforceable as original signatures. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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Confidential Execution 9 IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written. GEVO, INC. SOUTH 8 ENERGY LLC By: /s/ Christopher Ryan____________ Name: Christopher Ryan Title: President By: /s/Gerald Bachmeier Name: Gerald Bachmeier Title: Authorized Signatory